LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                Lincoln New York Account N for Variable Annuities

                               Lincoln ChoicePlus
                              Lincoln ChoicePlus II
                     Lincoln ChoicePlus Assurance (B Share)
                            Lincoln ChoicePlus Access
                          Lincoln ChoicePlus II Access
                     Lincoln ChoicePlus Assurance (C Share)
                           Lincoln ChoicePlus II Bonus
                      Lincoln ChoicePlus Assurance (Bonus)
                          Lincoln ChoicePlus II Advance
                     Lincoln ChoicePlus Assurance (L Share)



        Supplement dated May 19, 2003 to the Prospectus dated May 1, 2003


     This supplement describes certain changes to the Prospectuses for the Lincoln New York Account N for Variable Annuities contracts noted above.

     Under the heading "Investments of the variable annuity account," sub-heading "Description of the funds," the following disclosure replaces the description of the Janus Aspen Series Mid Cap Growth Portfolio:

     Janus Aspen Mid Cap Growth: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

               Please retain this supplement for future reference.